UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21969

The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The GDL Fund

Semiannual Report — June 30, 2022

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA Chief Investment Officer	Willis M. Brucker Portfolio Manager BS, Boston College	Regina M. Pitaro Managing Director BA, Fordham University MA, Loyola University, Chicago MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2022, the net asset value (NAV) total return of The GDL Fund was (2.7)%, compared with a total return of 0.1% for the ICE BofA 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was (5.4)%. The Fund’s NAV per share was $10.01, while the price of the publicly traded shares closed at $8.21 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2022.

Investment Objective (Unaudited)

The Fund's primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

Uncertainty surrounding the current state of the global macroeconomic environment, taxed supply chains, and an ongoing war in Eastern Europe plagued the pace of deal making in the first half of 2022. Global M&A activity totaled $2.2 trillion in the first six months of the year, a 21% decrease versus a year ago levels. More than 6,600 deals were announced in the United States, totaling just shy of $1 trillion. Deal making in the technology sector slowed 19% year-over-year but remained the most active, followed by industrials and financials. COVID-19 cases are now significantly below the peak, but hot spots have emerged around the world, particularly in China, adding additional hesitancy to the deal making landscape and leading cross-border activity to decline by 17% compared to last year.

Mega deals, or deals greater than $10 billion, increased 11% year-over-year, with several well-known targets entering into merger agreements. Microsoft began the year by announcing its $69 billion acquisition of game developer Activision Blizzard. In May, the software company VMware Inc agreed to be acquired by Broadcom Inc in a cash and stock transaction valued at $61 billion. And, of course, Elon Musk's well publicized effort to take Twitter for $44 billion, in which the ultimate outcome remains uncertain.

Throughout portions of the first half, we saw a significant widening of deal spreads. Some of which were tied to specific deal risks, including worries that buyers would walk away from transactions, leaving target companies vulnerable to market conditions. This led to relatively broad based selling across announced deals, with more pain felt in technology, given the sectors step selloff this year following lofty valuations. Spreads have since rebounded following the successful completion of several deals, as well as updates provided by buyers to reassure the market that they remain committed to closing their transactions.

While the pace of acquisition announcements by strategic acquirers slowed, private equity backed deals remained plentiful. A total of $553 billion worth of deals were announced in the half, accounting for a quarter of all M&A activity. While some private equity sponsors have hit roadblocks attempting to secure financing, strategic buyers' balance sheets remain strong with regard to cash levels, and financial buyers are coming off very robust years of capital raising.

As companies gain more certainty into a number of global concerns and enhance their due diligence efforts, we expect deal making to remain strong. Valuations have begun to reset, the importance of competing on a global basis, as well as a surplus of cash to deploy all remain drivers for corporate transactions to take place.

GDL closed deals during the first six months of 2022 were:

Arena Pharmaceuticals Inc., based in San Diego, California, is a clinical stage biotechnology company developing drugs for immuno-inflammatory diseases. On December 13, 2021, ARNA entered into an agreement to be acquired by Pfizer Inc. for $100 cash per share or a total equity value of $6.7 billion. The deal closed without issue on March 11, 2022, after initial concerns that U.S. antitrust regulators would take a closer look at the deal.

CyrusOne Inc. is a Dallas, Texas based owner and operator of data center properties worldwide. CONE entered into an agreement to be acquired by KKR and Global Infrastructure Partners on November 15, 2021 for $90.50 cash per share, or $10.5 billion. The deal received U.S. antitrust regulatory approval at the end of December as well as shareholder approval in February. The deal closed on March 25, 2022 following final foreign regulatory approvals.

Kraton Corp., based in Houston, Texas, is a producer of specialty polymers and high performance products for various industrial applications. On September 27, 2021, KRA entered into an agreement to be acquired by South Korean based DL Chemical for $46.50 cash per share or $2.5 billion. The deal required shareholder approval, HSR clearance, and international regulatory approvals. The deal closed on March 15, 2022.

On January 4, 2021, Magellan Health, a managed care service provider, entered into an agreement to be acquired by Centene Corp. for $95 cash per share or $2.2 billion. The deal required a shareholder vote and U.S. regulatory approval and closed one year later, on January 4, 2022, following California state insurance approvals.

Selected holdings that contributed positively to performance during the period ended June 30, 2022 were:

Bel Fuse Inc. (0.63% of total investments as of June 30, 2022) which manufactures, markets, and sells products that are used in networking, telecommunication, high-speed data transmission, commercial aerospace, military, broadcasting, transportation, e-Mobility and broadcasting, and consumer electronic industries in the United States, Macao, the United Kingdom, Slovakia, Germany, Switzerland, and internationally; MoneyGram International, Inc.(0.24%), together with its subsidiaries, provides cross-border peer-to-peer payments and money transfer services in the United States and internationally; and Yashili International Holdings, Ltd (0.02%), is an investment holding company, that manufactures and sells dairy and nourishment products in the People's Republic of China and internationally.

Some of our weaker performing securities for the period were: Lennar Corp. (1.07%), together with its subsidiaries, operates as a homebuilder primarily under the Lennar brand in the United States; Siltronic AG (0.14%), together with its subsidiaries, manufactures and sells hyperpure semiconductor silicon wafers with diameters of up to 300 mm worldwide; and Clear Channel Outdoor Holdings, Inc. (0.07%), owns, operates, and sells advertising displays in the United States and internationally.

Thank you for your investment in The GDL Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2022 (a) (Unaudited)
							Since
	Six						Inception
	Months	1 Year	3 year	5 year	10 year	15 year	(1/31/07)
GDL Fund (GDL)
NAV Total Return (b)	(2.66)%	(2.37)%	0.87%	0.95%	2.49%	2.21%	2.34%
Investment Total Return (c)	(5.45)	(4.42)	1.30	0.48	2.75	2.15	1.71
ICE BofA 3 Month U.S. Treasury Bill Index	0.14	0.17	0.63	1.11	0.64	0.75	0.87

(a)	Performance returns for periods of less than one year are not annualized. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund's use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The ICE BofA 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the ICE BofA 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments before securities sold short as of June 30, 2022:

The GDL Fund

Long Positions

U.S. Government Obligations	54.2%
Electronics	5.6%
Health Care	5.0%
Computer Software and Services	4.1%
Energy and Utilities	3.9%
Financial Services	3.2%
Automotive: Parts and Accessories	3.0%
Consumer Products	3.0%
Specialty Chemicals	2.6%
Aerospace	2.2%
Machinery	1.9%
Building and Construction	1.6%
Cable and Satellite	1.4%
Telecommunications	1.2%
Semiconductors	1.2%
Closed-End Funds	1.0%
Broadcasting	0.9%
Real Estate	0.7%
Entertainment	0.7%
Business Services	0.7%
Diversified Industrial	0.6%
Metals and Mining	0.5%
Retail	0.3%
Food and Beverage	0.2%
Transportation	0.1%
Wireless Communications	0.1%
Automotive	0.1%
Hotels and Gaming	0.0	%*
	100.0%
Short Positions
Building and Construction	(0.9)%
Semiconductors	(0.0	)%**
	(0.9)%

*	Amount represents less than 0.05%.

**	Amount represents greater than (0.05)%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 44.5%
	Aerospace — 2.2%
100,000	Aerojet Rocketdyne Holdings Inc.†	$5,087,683	$4,060,000
5,000	Hexcel Corp.	261,351	261,550
30,000	Meggitt plc†	298,594	288,135
8,700	Spire Global Inc.†	39,063	10,092
		5,686,691	4,619,777

	Automotive — 0.1%
24,000	Iveco Group NV†	200,638	126,810

	Automotive: Parts and Accessories — 3.0%
36,000	Haldex AB†	288,794	230,504
154,000	Meritor Inc.†	5,515,532	5,594,820
20,000	Tenneco Inc., Cl. A†	373,978	343,200
		6,178,304	6,168,524

	Broadcasting — 0.9%
88,000	TEGNA Inc.	1,959,573	1,845,360

	Building and Construction — 1.6%
44,000	Cornerstone Building Brands Inc.†	1,057,983	1,077,560
38,000	Lennar Corp., Cl. B	1,478,569	2,230,980
		2,536,552	3,308,540

	Business Services — 0.7%
135,000	Clear Channel Outdoor Holdings Inc.†	273,502	144,450
75,000	Dawson Geophysical Co.†	173,675	100,500
2,000	eWork Group AB	16,512	23,539
47,000	Nielsen Holdings plc	1,276,899	1,091,340
		1,740,588	1,359,829

	Cable and Satellite — 1.4%
3,000	Lee Enterprises Inc.†	66,662	56,970
40,000	Liberty Global plc, Cl. A†	1,251,972	842,000
25,000	Liberty Latin America Ltd., Cl. A†	320,354	195,000
5,351	Liberty Latin America Ltd., Cl. C†	38,206	41,684
61,000	Shaw Communications Inc., Cl. B	1,869,568	1,797,491
		3,546,762	2,933,145

	Computer Software and Services — 4.1%
2,940	Aspen Technology Inc.†	535,521	540,019
33,000	Avast plc(a)	263,250	207,684
11,000	Black Knight Inc.†	811,207	719,290
40,000	CDK Global Inc.	2,179,972	2,190,800
8,500	Citrix Systems Inc.	861,063	825,945
			Market
Shares		Cost	Value
3,000	Convey Health Solutions Holdings Inc.†	$30,960	$31,200
10,000	Dell Technologies Inc., Cl. C	490,106	462,100
4,000	EMIS Group plc	91,848	90,762
9,000	Mandiant Inc.†	198,310	196,380
1,000	ManTech International Corp., Cl. A	93,870	95,450
6,000	Playtech plc†	55,106	39,550
43,000	Sailpoint Technologies Holdings Inc.†	2,751,338	2,695,240
300	Twitter Inc.†	12,092	11,217
1,000	VMware Inc., Cl. A	119,014	113,980
5,500	Zendesk Inc.†	409,597	407,385
		8,903,254	8,627,002

	Consumer Products — 3.0%
8,500	Hunter Douglas NV†	1,021,129	1,558,826
6,000	Neenah Inc.	236,980	204,840
350,000	Swedish Match AB	3,593,797	3,565,092
20,000	Terminix Global Holdings Inc.†	871,929	813,000
		5,723,835	6,141,758

	Diversified Industrial — 0.6%
35,000	Intertape Polymer Group Inc.	1,104,802	1,100,684
4,586	Valmet Oyj	147,057	112,506
		1,251,859	1,213,190

	Electronics — 5.6%
60,500	Bel Fuse Inc., Cl. A	1,323,820	1,317,690
1,000	Coherent Inc.†	202,740	266,220
6,000	NeoPhotonics Corp.†	92,907	94,380
110,000	Plantronics Inc.†	4,359,083	4,364,800
20,000	Rogers Corp.†	5,400,916	5,241,800
2,500	Ultra Electronics Holdings plc	106,331	105,358
62,000	Yamada Holdings Co. Ltd.	182,289	222,995
		11,668,086	11,613,243

	Energy and Utilities — 3.9%
13,333	Alvopetro Energy Ltd.	21,910	61,735
12,000	Avista Corp.	505,241	522,120
465,000	ContourGlobal plc(a)	1,491,491	1,423,602
40,000	Endesa SA	1,023,527	754,524
460,000	Gulf Coast Ultra Deep Royalty Trust	30,398	20,700
107,500	PNM Resources Inc.	5,236,166	5,136,350
3,500	South Jersey Industries Inc.	114,490	119,490
200	Southwest Gas Holdings Inc.	14,503	17,416
32,000	Vivo Energy plc(a)	56,672	56,872
		8,494,398	8,112,809

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Entertainment — 0.7%
3,000	Activision Blizzard Inc.	$243,273	$233,580
30,000	Fox Corp., Cl. B	1,136,273	891,000
2,000	Take-Two Interactive Software Inc.†	272,452	245,060
		1,651,998	1,369,640

	Financial Services — 3.2%
17,500	Aareal Bank AG†	568,851	583,184
3,000	Alleghany Corp.†	2,502,899	2,499,300
3,247	Brookfield Asset Management Inc., Cl. A	163,649	144,394
12,000	Cadence Bank	322,143	281,760
2,237	CNFinance Holdings Ltd., ADR†	5,883	5,704
3,000	Columbia Banking System Inc.	99,051	85,950
9,500	Fanhua Inc., ADR	70,555	49,115
30,000	First Horizon Corp.	696,854	655,800
10,000	Intertrust NV†(a)	219,443	200,578
96,500	Macquarie Infrastructure Holdings LLC	3,861,245	377,315
50,000	MoneyGram International Inc.†	202,217	500,000
1,800	SouthState Corp.	121,769	138,870
24,500	Steel Partners Holdings LP†	279,190	1,028,387
4,890	Webster Financial Corp.	258,216	206,114
		9,371,965	6,756,471

	Food and Beverage — 0.2%
1,300	Sanderson Farms Inc.	246,967	280,189
325,000	Yashili International Holdings Ltd.†	146,830	44,732
		393,797	324,921

	Health Care — 4.9%
10,000	AstraZeneca plc, ADR	581,500	660,700
17,500	Biohaven Pharmaceutical Holding Co. Ltd.†	2,500,440	2,549,925
9,000	Bioventus Inc., Cl. A†	140,573	61,380
25,000	CareTech Holdings plc	226,873	225,505
20,000	Change Healthcare Inc.†	455,215	461,200
40,074	Covetrus Inc.†	822,561	831,535
28,000	Epizyme Inc.†	42,064	41,160
2,000	F-star Therapeutics Inc.†	12,840	12,520
2,000	Healthcare Trust of America Inc., Cl. A, REIT	60,242	55,820
35,000	Idorsia Ltd.†	433,364	500,445
11,000	Natus Medical Inc.†	365,770	360,470
7,000	QIAGEN NV†	290,061	330,400
2,000	Radius Health Inc.†	20,320	20,740
43,231	Sierra Oncology Inc.†	2,370,525	2,377,273
			Market
Shares		Cost	Value
20,000	TherapeuticsMD Inc.†	$196,763	$199,000
20,000	Turning Point Therapeutics Inc.†	1,485,714	1,505,000
		10,004,825	10,193,073

	Hotels and Gaming — 0.0%
500	Flutter Entertainment plc†	44,049	50,177

	Machinery — 1.9%
25,000	CFT SpA†(b)	138,180	120,514
6,000	CIRCOR International Inc.†	84,838	98,340
8,000	CNH Industrial NV	114,000	92,387
150,000	Welbilt Inc.†	3,529,998	3,571,500
		3,867,016	3,882,741

	Metals and Mining — 0.3%
50,000	Alamos Gold Inc., Cl. A	662,024	351,000
20,000	Artemis Gold Inc.†	152	85,146
80,000	Sierra Metals Inc.	222,845	64,000
1,500	Turquoise Hill Resources Ltd.†	40,040	40,180
		925,061	540,326

	Real Estate — 0.7%
18,000	American Campus Communities Inc., REIT	1,167,110	1,160,460
5,000	Bluerock Residential Growth REIT Inc.	132,269	131,450
10,000	Corem Property Group AB, Cl. B	22,768	11,222
1,000	PS Business Parks Inc., REIT	186,793	187,150
1,000	S IMMO AG	22,816	23,841
		1,531,756	1,514,123

	Retail — 0.3%
500	Kohl's Corp.	21,971	17,845
7,500	Marshall Motor Holdings plc	39,925	36,519
65,000	Sportsman's Warehouse Holdings Inc.†	997,109	623,350
		1,059,005	677,714

	Semiconductors — 1.2%
13,000	CMC Materials Inc.	2,397,285	2,268,370
4,000	Siltronic AG	522,399	297,199
		2,919,684	2,565,569

	Specialty Chemicals — 2.6%
40,000	Atotech Ltd.†	977,161	774,000
80,000	GCP Applied Technologies Inc.†	2,522,396	2,502,400
4,000	SGL Carbon SE†	34,366	25,088
400	Tronox Holdings plc, Cl. A	9,436	6,720

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
12,000	Vifor Pharma AG†	$2,082,335	$2,080,343
		5,625,694	5,388,551

	Telecommunications — 1.2%
175,000	Koninklijke KPN NV	535,802	623,714
47,000	Orange Belgium SA†	1,159,084	882,625
21,000	Parrot SA†	76,153	88,908
2,500	Switch Inc., Cl. A	84,170	83,750
20,500	Telesat Corp.†	474,281	228,985
35,000	Vonage Holdings Corp.†	718,960	659,400
		3,048,450	2,567,382

	Transportation — 0.1%
40,000	Abertis Infraestructuras SA†(b)	373,493	203,302
3,000	Atlantia SpA	74,233	70,360
		447,726	273,662

	Wireless Communications — 0.1%
713,121	NII Holdings Inc., Escrow†	184,194	249,592

	TOTAL COMMON STOCKS	98,965,760	92,423,929

	CLOSED-END FUNDS — 1.0%
425,000	Altaba Inc., Escrow†	2,055,625	2,146,250

	PREFERRED STOCKS — 0.0%
	Financial Services — 0.0%
2,000	Steel Partners Holdings LP, Ser. A, 6.000%, 02/07/26	27,853	45,660

	RIGHTS — 0.3%
	Computer Software and Services — 0.0%
1,000	Flexion Therapeutics Inc., CVR†	0	650

	Health Care — 0.1%
70,000	Achillion Pharmaceuticals Inc., CVR†	0	35,000
104,000	Adamas Pharmaceuticals Inc., CVR†	0	5,200
104,000	Adamas Pharmaceuticals Inc., CVR†	0	5,200
79,391	Ambit Biosciences Corp., CVR†(b)	0	134,171
103,040	Dova Pharmaceuticals Inc., CVR†	0	12,880
300,000	Innocoll, CVR†(b)	180,000	0
125,000	Ipsen SA/Clementia, CVR†(b)	168,750	0
23,000	Ocera Therapeutics, CVR†(b)	6,210	3,910
			Market
Shares		Cost	Value
3,000	Prevail Therapeutics Inc., CVR†	$0	$1,500
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†(b)	164,073	0
11,000	Tobira Therapeutics Inc., CVR†(b)	660	0
1,500	Zogenix Inc., CVR†	0	1,125
		519,693	198,986
	Metals and Mining — 0.2%
10,000	Kinross Gold Corp., CVR†	0	0
419,000	Pan American Silver Corp., CVR†	96,370	297,323
		96,370	297,323
	TOTAL RIGHTS	616,063	496,959

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 54.2%
$113,140,000	U.S. Treasury Bills, 0.773% to 2.419%††, 07/21/22 to 12/22/22(c)	112,642,339	112,580,995

TOTAL INVESTMENTS BEFORE SECURITIES SOLD SHORT — 100.0%		$214,307,640	207,693,793
SECURITIES SOLD SHORT — (0.9)%
(Proceeds received $1,511,975)			(1,819,915)
Other Assets and Liabilities (Net)			(528,182)
PREFERRED SHARES
(4,188,932 preferred shares outstanding)			(69,446,600)
NET ASSETS — COMMON SHARES
(13,574,167 common shares outstanding)			$135,899,096
NET ASSET VALUE PER COMMON SHARE
($135,899,096 ÷ 13,574,167 shares outstanding)			$10.01

			Market
Shares		Proceeds	Value
	SECURITIES SOLD SHORT — (0.9)%
	Building and Construction — (0.9)%
25,500	Lennar Corp., Cl. A	$1,485,611	$1,799,535

	Semiconductors — (0.0)%
400	II-VI Inc.	26,364	20,380

	TOTAL SECURITIES SOLD SHORT(d)	$1,511,975	$1,819,915

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(c)	At June 30, 2022, $13,000,000 of the principal amount was pledged as collateral for securities sold short and forward foreign exchange contracts.

(d)	At June 30, 2022, these proceeds are being held at Pershing LLC.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

CCCP	Contingent Cash Consideration Payment

CVR	Contingent Value Right
REIT	Real Estate Investment Trust

	% of Total	Market
Geographic Diversification	Investments	Value
Long Positions
North America	91.5%	$190,064,472
Europe	8.3	17,306,775
Japan	0.1	222,995
Asia/Pacific	0.1	99,551
Total Investments — Long Positions	100.0%	$207,693,793
Short Positions
North America	(0.9)%	$(1,819,915)
Total Investments — Short Positions	(0.9)%	$(1,819,915)

As of June 30, 2022, forward foreign exchange contracts outstanding were as follows:

					Settlement	Unrealized
Currency Purchased		Currency Sold		Counterparty	Date	Appreciation
USD	2,094,350	SEK	21,200,000	State Street Bank and Trust Co.	07/29/22	$19,933
USD	5,380,335	EUR	5,100,000	State Street Bank and Trust Co.	07/29/22	25,601
USD	310,863	CAD	400,000	State Street Bank and Trust Co.	07/29/22	123
TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS						$45,657

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments in securities, at value (cost $214,307,640)	$207,693,793
Cash	168,056
Foreign currency, at value (cost $59,988)	59,994
Deposit at brokers for securities sold short	1,782,667
Dividends and interest receivable	190,498
Deferred offering expense	120,403
Unrealized appreciation on forward foreign currency contracts	45,657
Prepaid expenses	441
Total Assets	210,061,509
Liabilities:
Securities sold short, at value (proceeds $1,511,975)	1,819,915
Distributions payable	38,581
Payable for investment securities purchased	2,586,785
Payable for Fund shares repurchased	26,294
Payable for investment advisory fees	84,372
Payable for payroll expenses	67,502
Payable for accounting fees	7,500
Payable for offering costs	7,212
Series C Cumulative Preferred Shares, callable and
mandatory redemption 03/26/25 (See Notes 2 and 6)	34,446,600
Series E Cumulative Preferred Shares, callable
and mandatory redemption 03/26/25 (See Notes 2 and 6)	35,000,000
Other accrued expenses	77,652
Total Liabilities	74,162,413
Net Assets Attributable to Common Shareholders	$135,899,096
Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$143,589,932
Total accumulated loss	(7,690,836)
Net Assets	$135,899,096

Net Asset Value per Common Share:
($135,899,096 ÷ 13,574,167 shares outstanding
at $0.001 par value; unlimited number of shares authorized)	$10.01

Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $141,844)	$650,495
Interest	198,306
Total Investment Income	848,801
Expenses:
Investment advisory fees	481,618
Interest expense on preferred shares	1,054,488
Payroll expenses	91,844
Trustees’ fees	67,062
Shareholder communications expenses	49,319
Legal and audit fees	29,538
Dividend expense on securities sold short	27,778
Accounting fees	22,500
Offering expense for issuance of preferred shares	17,493
Shareholder services fees	16,914
Custodian fees	11,709
Service fees for securities sold short (See Note 2)	9,009
Interest expense	350
Miscellaneous expenses	46,005
Total Expenses	1,925,627
Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(2,962)
Expenses paid indirectly by broker (See Note 3)	(1,210)
Custodian fee credits	(86)
Total Credits and Reductions	(4,258)
Net Expenses	1,921,369
Net Investment Loss	(1,072,568)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency:
Net realized gain on investments in securities	1,763,293
Net realized loss on securities sold short	(66,566)
Net realized gain on forward foreign exchange contracts	509,199
Net realized gain on foreign currency transactions	4,544
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	2,210,470
Net change in unrealized appreciation/depreciation:
on investments in securities	(7,463,024)
on securities sold short	1,939,019
on forward foreign exchange contracts	82,893
on foreign currency translations	(10,729)

Net change in unrealized appreciation/depreciation on
investments in securities, securities sold short, forward
foreign exchange contracts, and foreign currency translations	(5,451,841)
Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency	(3,241,371)
Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(4,313,939)

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months
	Ended June 30, 2022 (Unaudited)	Year Ended December 31, 2021
Operations:
Net investment loss	$(1,072,568)	$(2,700,120)
Net realized gain on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency transactions	2,210,470	7,293,038
Net change in unrealized appreciation/depreciation on investments in securities, securities sold short, forward foreign exchange contracts, and foreign currency translations	(5,451,841)	(1,352,918)
Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(4,313,939)	3,240,000

Distributions to Common Shareholders:
Accumulated Earnings	(629,734)*	(2,774,962)
Return of capital	(2,655,834)*	(3,889,049)

Total Distributions to Common Shareholders	(3,285,568)
		(6,664,011)
Fund Share Transactions:
Decrease from repurchase of common shares	(2,161,479)	(2,366,693)
Net Decrease in Net Assets from Fund Share Transactions	(2,161,479)	(2,366,693)

Net Decrease in Net Assets Attributable to Common Shareholders	(9,760,986)	(5,790,704)

Net Assets Attributable to Common Shareholders:
Beginning of year	145,660,082	151,450,786
End of period	$135,899,096	$145,660,082

*       Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The GDL Fund

Statement of Cash Flows

For the Six Months Ended June 30, 2022 (Unaudited)

Net decrease in net assets attributable to common shareholders resulting from operations	$(4,313,939)

Adjustments to Reconcile Net Decrease in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(107,578,981)
Proceeds from sales of long term investment securities	96,501,550
Proceeds from short sales of investment securities	(1,720,428)
Purchase of securities to cover short sales	127,653
Net purchases of short term investment securities	(21,054,186)
Net realized gain on investments	(1,763,293)
Net realized loss on securities sold short	66,566
Net change in unrealized depreciation on investments	7,463,024
Net amortization of discount	(197,917)
Net decrease in unrealized appreciation on forward foreign exchange contracts	(82,893)
Net decrease in unrealized depreciation on securities sold short	(1,939,019)
Decrease in receivable for investments sold	66
Decrease in dividends and interest receivable	51,871
Decrease in deferred offering expense	8,809
Decrease in prepaid expenses	12
Increase in payable for investments purchased	2,430,285
Increase in payable for offering costs	7,212
Increase in distributions payable	19,444
Decrease in payable for investment advisory fees	(1,136,034)
Increase in payable for payroll expenses	6,567
Increase in payable for accounting fees	3,750
Decrease in other accrued expenses	(136,517)
Net cash used in operating activities	(33,236,398)

Net increase in net assets resulting from financing activities:	29,572,134
Issuance of Series E Cumulative Preferred Shares	35,000,000
Distributions to common shareholders	(3,285,568)
Increase in payable for Fund shares repurchased	19,181
Decrease from repurchase of common shares	(2,161,479)
Net cash provided by financing activities	29,572,134
Net decrease in cash	(3,664,264)
Cash (including foreign currency and restricted cash):
Beginning of year	5,674,981
End of period	$2,010,717

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$1,054,488
Interest paid on bank overdrafts	350
Value of shares received as part of mergers of certain Fund investments	7,712,616
Value of shares received as part of an exchange offer from one of the Fund’s investments	964,010

The following table provides a reconciliation of cash, foreign currency, and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at June 30, 2022:

Deposits at broker for securities sold short	$1,782,667
Cash	168,056
Foreign currency, at value	59,994
$2,010,717

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2022		Year Ended December 31,
	(Unaudited)		2021		2020		2019		2018	2017
Operating Performance:
Net asset value, beginning of year	$10.53		$10.74		$11.15		$10.99		$11.59	$11.88
Net investment loss	(0.08)		(0.20)		(0.28)		(0.42)		(0.14)	(0.22)
Net realized and unrealized gain/(loss) on investments in securities, securities sold short, swap contracts, forward foreign exchange contracts, and foreign currency transactions	(0.22)		0.44		0.14		0.88		(0.15)	0.46
Total from investment operations	(0.30)		0.24		(0.14)		0.46		(0.29)	0.24

Distributions to Common Shareholders:
Net investment income	—		—		—		—		(0.19)	—
Net realized gain	(0.05	)*	(0.20)		—		(0.07)		(0.18)	—
Return of capital	(0.19	)*	(0.28)		(0.46)		(0.33)		(0.03)	(0.58)

Total distributions to common shareholders	(0.24)		(0.48)		(0.46)		(0.40)		(0.40)	(0.58)
Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.02		0.03		0.19		0.10		0.09	0.05
Offering costs for preferred shares charged to paid-in capital	—		—		(0.00	)(a)	—		—	—
Total Fund share transactions	0.02		0.03		0.19		0.10		0.09	0.05
Net Asset Value Attributable to Common Shareholders, End of Period	$10.01		$10.53		$10.74		$11.15		$10.99	$11.59
NAV total return †	(2.66)%		2.54%		0.74%		5.15%		(1.76)%	2.50%
Market value, end of period	$8.21		$8.93		$8.72		$9.30		$9.17	$9.73
Investment total return ††	(5.45)%		7.95%		(0.93)%		5.81%		(1.62)%	4.70%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$205,346		$180,107		$185,897		$305,887		$314,633	$335,299
Net assets attributable to common shares, end of period (in 000’s)	$135,899		$145,660		$151,451		$174,686		$183,431	$204,098
Ratio of net investment loss to average net assets attributable to common shares including interest and offering costs (b)	(1.53	)%(c)	(1.81)%		(2.49)%		(3.64)%		(1.18)%	(1.85)%
Ratio of operating expenses to average net assets attributable to common shares (d)(e)	2.73	%(c)(f)	2.89	%(f)	3.17	%(f)	5.76	%(f)	4.04%	3.65	%(g)
Portfolio turnover rate	105%		329%		228%		380%		390%	233%

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months
	Ended June
	30, 2022	Year Ended December 31,
	(Unaudited)	2021	2020	2019	2018	2017
Cumulative Preferred Shares:
4.000% Series B Preferred
Liquidation value, end of period (in 000’s)	—	—	—	—	—	$131,201
Total shares outstanding (in 000’s)	—	—	—	—	—	2,624
Liquidation preference per share	—	—	—	—	—	$50.00
Average market value (h)	—	—	—	—	—	$50.51
Asset coverage per share	—	—	—	—	—	$127.78
Series C Preferred
Liquidation value, end of period (in 000’s)	$34,447	$34,447	$34,447	$131,201	$131,201	—
Total shares outstanding (in 000’s)	689	689	689	2,624	2,624	—
Liquidation preference per share	$50.00	$50.00	$50.00	$50.00	$50.00	—
Average market value (h)	$50.89	$51.51	$51.15	$50.71	$51.63	—
Asset coverage per share	$147.84	$261.43	$269.83	$116.57	$119.90	—
Series E Preferred
Liquidation value, end of period (in 000’s)	$35,000	—	—	—	—	—
Total shares outstanding (in 000’s)	3,500	—	—	—	—	—
Liquidation preference per share	$10.00	—	—	—	—	—
Average market value (h)	$100.00	—	—	—	—	—
Asset coverage per share	$29.57	—	—	—	—	—
Asset Coverage	296%	523%	540%	233%	240%	256%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Amount represents less than $0.005 per share.

(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relates to the $50 Series B Preferred Shares to May 29, 2018, the $50 Series C Preferred Shares from March 26, 2018 through June 30, 2022, and the $10 Series E Preferred Shares from March 28, 2022 through June 30, 2022. (see Footnotes 2 and 5).

(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the six months ended June 30, 2022, if credits had not been received, the expense ratios would have been 2.74%. For the years ended December 31, 2021, 2020, 2019, 2018, and 2017, there was no impact on the expense ratios.

(e)	The ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the six months ended June 30, 2022 and years ended December 31, 2021, 2020, 2019, 2018, and 2017 would have been 2.69%, 2.79%, 2.61%, 2.41%, 1.28%, and 1.75%, respectively.

(f)	The ratio of operating expenses excluding the custodian fee credit for the years ended December 31, 2020, and 2019 would have been 3.18%, and 5.75%. For the six months ended June 30, 2022 and year ended December 31, 2021, there was no impact on the expense ratios.

(g)	The ratio of operating expenses does not include custodian fee credits. Including such custodian fee credits, the ratio of operating expenses to average net assets for the year ended December 31, 2017 would have been 3.64%.

(h)	Based on weekly prices.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements (Unaudited)

1. Organization. GDL Fund was organized on October 17, 2006 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day,

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Valuation Inputs
		Level 2 Other	Level 3 Significant
	Level 1	Significant	Unobservable	Total Market Value
	Quoted Prices	Observable Inputs	Inputs(a)	at 06/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Machinery	$3,762,227	—	$120,514	$3,882,741
Retail	641,195	$36,519	—	677,714
Transportation	70,360	—	203,302	273,662
Wireless Communications	—	249,592	—	249,592
Other Industries (b)	87,340,220	—	—	87,340,220
Total Common Stocks	91,814,002	286,111	323,816	92,423,929
Closed-End Funds	—	2,146,250	—	2,146,250
Preferred Stocks (b)	45,660	—	—	45,660
Rights (b)	297,323	61,555	138,081	496,959
U.S. Government Obligations	—	112,580,995	—	112,580,995
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$92,156,985	$115,074,911	$461,897	$207,693,793
LIABILITIES (Market Value):
Common Stocks Sold Short (b)	$(1,819,915)	—	—	$(1,819,915)
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(1,819,915)	—	—	$(1,819,915)
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$45,657	—	$45,657

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.

(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the six months ended June 30, 2022, the Fund did not have material transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2022, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the six months ended June 30, 2022, the Fund held no investments in equity contract for difference swap agreements.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on forward foreign exchange contracts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at June 30, 2022 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the six months ended June 30, 2022 had an average monthly notional amount of approximately $7,045,378.

At June 30, 2022, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts. For the six months ended June 30, 2022, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments in Securities, Securities Sold Short, Forward Foreign Exchange Contracts, and Foreign Currency, within Net realized gain on forward foreign exchange contracts and Net change in unrealized appreciation/depreciation on forward foreign exchange contracts.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

At June 30, 2022, the Fund’s derivative assets (by type) are as follows:

	Gross Amounts of	Gross Amounts
	Recognized Assets	Available for	Net Amounts of
	Presented in the	Offset in the	Assets Presented in
	Statement of	Statement of Assets	the Statement of
	Assets and Liabilities	and Liabilities	Assets and Liabilities
Assets
Forward Foreign Exchange Contracts	$45,657	—	$45,657

The following table presents the Fund’s derivative liability by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of June 30, 2022:

	Net Amounts Not Offset in the Statement of
	Assets and Liabilities
	Net Amounts of
	Assets Presented in
	the Statement of	Securities Pledged	Cash Collateral
	Assets and Liabilities	as Collateral	Received	Net Amount
Counterparty
State Street Bank and Trust Co.	$45,657	—	—	$45,657

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund entered into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at June 30, 2022 are reflected within the Schedule of Investments. For the six months ended June 30, 2022, the Fund incurred $9,009 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series C and Series E Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was approximately 1 basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2022, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series C Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/ tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

Distributions to shareholders of the Fund’s Series C Cumulative Preferred Shares are recorded on a daily basis and are determined as described in Note 5.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,774,962
Return of capital	3,889,049
Total distributions paid	$6,664,011

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and derivatives and the related net unrealized depreciation at June 30, 2022:

		Gross	Gross
	Cost/	Unrealized	Unrealized	Net Unrealized
	(Proceeds)	Appreciation	Depreciation	Depreciation
Investments and other derivative instruments	$213,463,888	$3,856,193	$(11,400,546)	$(7,544,353)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the T-Bill Index) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

from 0.50% to 2.00% of the average weekly managed assets. During the six months ended June 30, 2022, the Fund did not accrue a performance fee. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

There was a reduction in the advisory fee paid to the Adviser relating to Bel Fuse, Inc., i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2022, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent, and exercised dispositive control, with respect to Bel Fuse, Inc., and the Adviser reduced its fee with respect to such securities by $2,962.

4.  Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2022, other than short term securities and U.S. Government obligations, aggregated to $108,873,620 and $97,215,629, respectively. Purchases and sales of U.S. Government Obligations for the six months ended June 30, 2022, aggregated $195,509,847 and $174,455,661, respectively.

5. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2022, the Fund paid $14,297 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,210.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2022, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2022, the Fund accrued $91,844 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the six months ended June 30, 2022 and the year ended December 31, 2021, the Fund repurchased and retired 256,390 and 265,048 common shares in the open market at an investment of $2,161,479 and $2,366,693 and an average discount of approximately 17.99% and 17.46%, respectively, from its NAV.

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

The Fund has an effective shelf registration authorizing an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

On March 28, 2022, the Fund issued 3,500,000 shares of Series E Cumulative Term Preferred Shares (Series E Preferred), receiving $34,750,000 after the deduction of estimated offering expenses of $250,000. The Series E Preferred has a liquidation value of $10.00 per share, and pays dividends at the rate of 4.00% per annum of the $10.00 per share liquidation preference for the dividend period beginning with the date of original issuance and ending on June 26, 2022 and the three dividend periods thereafter, and 4.25% per annum of the $10.00 per share liquidation preference for all subsequent dividend periods. The Series E Preferred Shares are callable at the Fund’s option on March 26, 2024, and have a mandatory redemption date of March, 26, 2025. At June 30, 2022, there were 3,500,000 Series E Preferred outstanding and accrued dividends amounted to $19,444.

The Series C Preferred paid distributions at an annualized rate of 4.000% on the $50 per share liquidation preference for the quarterly dividend periods ended on or prior to March 26, 2019 (Year 1). On February 22, 2019, the Fund’s Board announced a reset fixed dividend rate of 4.000% that will apply for the next eight quarterly dividend periods (Year 2 and Year 3). On March 1, 2021, the Board continued the 4.000% dividend rate for Series C Preferred through the mandatory redemption date of March 26, 2025. On March 26, 2020, 1,935,093 Series C Preferred were put back to the Fund at the liquidation value of $96,754,650, plus accumulated and unpaid dividends. At June 30, 2022, there were 688,932 Series C Preferred outstanding and accrued dividends amounted to $19,137.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a

The GDL Fund

Notes to Financial Statements (Unaudited) (Continued)

majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 3, 2022, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 9, 2022 – Final Results

The Fund’s Annual Meeting of Shareholders was held virtually on May 9, 2022. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Agnes Mullady and Salvatore J. Zizza as Trustees of the Fund, with 13,045,732 votes and 13,041,226 votes cast in favor of these Trustees, and 425,652 votes and 430,158 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected Anthony S. Colavita as a Trustee of the Fund, with 377,708 votes cast in favor of this Trustee and 13,103 votes withheld for this Trustee.

Mario J. Gabelli, James P. Conn, Clarence A. Davis, Leslie F. Foley, and Michael J. Melarkey, continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The GDL Fund

Additional Fund Information (Unaudited)

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either

The GDL Fund

Additional Fund Information (Continued) (Unaudited)

generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series C and Series E Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose shares of common s tock are registered in his or her own name will have all distributions reinvested automatically by American Stock Transfer ("AST"), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by AST as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of GDL Fund (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their common shares certificates to American Stock Transfer ("AST") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request in writing to:

GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Telephone: (888) 937-5549

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 937-5549.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy shares of common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that AST receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

More information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan is available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Regina M. Pitaro is a Managing Director and Head of Institutional Marketing at GAMCO Investors, Inc. Ms. Pitaro joined the Firm in 1984 and coordinates the organization’s focus with consultants and plan sponsors. She also serves as a Managing Director and Director of GAMCO Asset Management, Inc., and serves as a portfolio manager for Gabelli Funds, LLC. Ms. Pitaro holds an MBA in Finance from the Columbia University Graduate School of Business, a Master’s degree in Anthropology from Loyola University of Chicago, and a Bachelor’s degree from Fordham University.

Willis M. Brucker is a portfolio manager and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from Boston College with a BS in Finance and Corporate Reporting and Analysis.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings LTD.

Clarence A. Davis
Former Chief Executive Officer
Nestor Inc.

Leslie F. Foley
Attorney,
Addison Gallery of American Art

Michael J. Melarkey
Of Counsel,
McDonald Carano Wilson LLP

Agnes Mullady
Former Senior Vice President
of GAMCO Investors, Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President & Treasurer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Laurissa M. Matire
Vice President & Ombudsman

Carter W. Austin
Vice President

Daniel Plourde
Vice President

David I. Schachter
Vice President

INVESTMENT ADVISER

CUSTODIAN

The Bank of New York
Mellon

COUNSEL

Skadden, Arps, Slate, Meagher
& Flom LLP

TRANSFER AGENT AND
REGISTRAR

American Stock Transfer and
Trust Company

GDL Q2/2022

GABELLI
FUNDS

THE GDL FUND

GDL

Semiannual Report
June 30, 2022 (Unaudited)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 01/01/2022 through 01/31/2022	Common – 13,536 Preferred Series C – N/A	Common – $8.84 Preferred Series C – N/A	Common – 13,536 Preferred Series C – N/A	Common – 13,830,557 - 13,536 = 13,817,021 Preferred Series C – 2,624,025
Month #2 02/01/2022 through 02/28/2022	Common – 24,244 Preferred Series C – N/A	Common – $8.58 Preferred Series C – N/A	Common – 24,244 Preferred Series C – N/A	Common – 13,817,021 - 24,244 = 13,792,777 Preferred Series C – 2,624,025
Month #3 03/01/2022 through 03/31/2022	Common – 47,021 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.56 Preferred Series C – N/A Preferred Series E – N/A	Common – 47,021 Preferred Series C – N/A Preferred Series E – N/A	Common – 13,792,777 - 47,021 = 13,745,756 Preferred Series C – 2,624,025 Preferred Series E – 3,500,000
Month #4 04/01/2022 through 04/30/2022	Common – 43,558 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.55 Preferred Series C – N/A Preferred Series E – N/A	Common – 43,558 Preferred Series C – N/A Preferred Series E – N/A	Common – 13,745,756 - 43,558 = 13,702,198 Preferred Series C – 2,624,025 Preferred Series E – 3,500,000
Month #5 05/01/2022 through 05/31/2022	Common – 65,928 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.24 Preferred Series C – N/A Preferred Series E – N/A	Common – 65,928 Preferred Series C – N/A Preferred Series E – N/A	Common – 13,702,198 - 65,928 = 13,636,270 Preferred Series C – 2,624,025 Preferred Series E – 3,500,000
Month #6 06/01/2022 through 06/30/2022	Common – 62,103 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.25 Preferred Series C – N/A Preferred Series E – N/A	Common – 62,103 Preferred Series C – N/A Preferred Series E – N/A	Common – 13,636,270 - 62,103 = 13,574,167 Preferred Series C – 2,624,025 Preferred Series E – 3,500,000
Total	Common – 256,390 Preferred Series C – N/A Preferred Series E – N/A	Common – $8.48 Preferred Series C – N/A Preferred Series E – N/A	Common – 256,390 Preferred Series C – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 7, 2022

* Print the name and title of each signing officer under his or her signature.